UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2019

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2019, SIGA Technologies, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) in New York, New York.  Stockholders representing 76,167,997 shares of common stock, or 94.1% of the shares of common stock outstanding as of the March 29, 2019 record date, were present in person or were represented at the meeting by proxy.  The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the 2019 Annual Meeting.  Final voting results are shown below.

At the 2019 Annual Meeting, the stockholders of the Company (i) elected ten director nominees to hold office until the earlier of the 2020 Annual Meeting of Stockholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2019.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(1)	Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted
Name	For	Withheld
Eric A. Rose, M.D.	49,073,538	608,554

James J. Antal	38,699,921	10,982,171

Michael J. Bayer	42,771,796	6,910,296

Thomas E. Constance	38,787,623	10,894,469

Phillip L. Gomez	49,158,027	524,065

Julie M. Kane	49,207,005	475,087

Jeffrey B. Kindler	41,145,687	8,536,405

Joseph W. Marshall, III	48,832,962	849,130

Michael C. Plansky	49,095,316	586,776

Paul G. Savas	47,753,041	1,929,051

With respect to each director nominee there were 26,485,905 broker “non-votes”.

(2)	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

Number of Shares Voted
For	Against	Abstain
75,440,652	691,348	35,997

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: May 22, 2019